State Street Institutional Liquid Reserves Fund

Bancroft Capital Class (VTDXX)

State Street Institutional Treasury Money Market Fund

Bancroft Capital Class (VTTXX)

State Street Institutional Treasury Plus Money Market Fund

Bancroft Capital Class (VTLXX)

State Street Institutional U.S. Government Money Market Fund

Bancroft Capital Class (VTGXX)

(Each a “Fund,” and collectively the “Funds”)

Supplement dated October 3, 2023 to the

Summary Prospectuses, Prospectus and Statement of Additional Information (the “SAI”), each dated

April 30, 2023, as may be supplemented and/or revised from time to time

Effective immediately, the Summary Prospectuses and the Prospectus are revised as follows:

•

The first paragraph of the sub-section titled “Principal Risks” within the Fund Summaries section for the State Street Institutional Liquid Reserves Fund is hereby deleted and replaced with the following:

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares, they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon the sale of your shares. Under Money Market Fund Reform, as discussed further below, in the future the Fund generally will be required to impose a fee upon the sale of your shares when net sales of Fund shares exceed certain levels and in other cases the Fund will have the discretion to charge a fee upon the sale of your shares. This discretionary and mandatory liquidity fee framework is not currently in place. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

•

The first paragraph of the sub-section titled “Principal Risks” within the Fund Summaries sections for the State Street Institutional Treasury Money Market Fund, State Street Institutional Treasury Plus Money Market Fund, and State Street Institutional U.S. Government Money Market Fund, is hereby deleted and replaced with the following:

The Fund is subject to the following risks. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Effective immediately, the Prospectus is revised as follows:

•

In the section titled “Additional Information About Investment Objectives, Principal Strategies and Risks – Additional Information About Risks,” the paragraph titled “Money Market Fund Regulatory Risk” is here by deleted and replaced with the following:

Money Market Fund Regulatory Risk. Money market funds and the securities they invest in are subject to comprehensive regulations. The SEC has adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements (“Money Market Fund Reform”). Effective no later than April 2, 2024, Money Market Fund Reform permits the Money Market Portfolio to impose liquidity fees under certain circumstances and, effective no later than October 2, 2024, Money Market Fund Reform will require the Money Market Portfolio to impose liquidity fees under certain circumstances. The ILR Fund is required to pass along to its investors any liquidity fee charged by the Money Market Portfolio on the same terms as imposed by the Money Market Portfolio. In addition, Money Market Reform permits government money market funds (such as the U.S. Government Fund, Treasury Fund and Treasury Plus Fund), that are experiencing a negative gross yield as a result of negative interest rates, to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (e.g., through a reverse stock split) to maintain a stable net asset value per share, subject to certain Board determinations and disclosures to investors. A Fund’s operations will be impacted as it comes into compliance with the New Money Market Fund Rules. The SEC and other government agencies continue to review the regulation of money market funds and may implement additional regulatory changes in the future. The enactment of any new legislation or regulations impacting the money market fund industry could limit the Fund’s investment flexibility and reduce its ability to generate returns.

•

In the section titled “Additional Information About Investment Objectives, Principal Strategies and Risks – Additional Information About Risks,” the paragraph titled “Money Market Risk (principal risk for the Treasury Fund, Treasury Plus Fund and U.S. Government Fund)” is hereby deleted and replaced with the following:

Money Market Risk (principal risk for the Treasury Fund, Treasury Plus Fund and U.S. Government Fund). An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a money market fund’s share price to fall below $1.00. It is possible that a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund’s portfolio per share is more or less than $1.00. A money market fund may be permitted to impose redemption fees during periods of high illiquidity in the markets for the investments held by it. None of State Street Corporation, State Street, State Street Global Advisors, SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities.

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The sub-section titled “Certain special limitations affecting redemptions” in the section titled “Shareholder Information – Redeeming Shares – For the ILR Fund” is here by deleted and replaced with the following:

Certain special limitations affecting redemptions. The SEC has recently adopted a number of requirements, including mandatory and discretionary liquidity fees for money market funds. The Fund will pass through to its investors any liquidity fee imposed by the Portfolio on the same terms and conditions as imposed by the Portfolio on the Fund.

Effective no later than April 2, 2024, the Portfolio may impose a liquidity fee (not to exceed 2%) if the Portfolio’s Board, including a majority of the Portfolio’s Independent Trustees, determines that the liquidity fee is in the best interests of the Portfolio. The liquidity fee will remain in effect until the Portfolio Board, including a majority of the Independent Directors, determines that imposing such liquidity fee is no longer in the best interests of the Fund. Effective no later than October 2, 2024, the Portfolio will be required to impose liquidity fees under certain circumstances. All liquidity fees payable by the Fund would be passed through to its shareholders, would be payable to its Portfolio and could offset any losses realized by the Portfolio when seeking to honor redemption requests. If liquidity fees are imposed by the Portfolio, the Fund will notify shareholders on the Fund’s website. The Fund expects to treat such liquidity fees paid to its corresponding Portfolio as reducing proceeds paid to shareholders in redemption of Fund shares, and not constituting income to the Portfolio or the Fund.

Effective immediately, the SAI is revised as follows:

•	The following is added as a new sub-section to the section titled “Additional Investments and Risks”:

Recent Money Market Regulatory Reforms.

On July 12, 2023, the SEC adopted amendments to money market fund regulation (“Money Market Fund Reform”) that, beginning on April 2, 2024, increase the daily liquid asset requirements from 10% to 25% and increase the weekly liquid asset requirements from 30% to 50%. Effective no later than October 2, 2024, Money Market Fund Reform will require the Money Market Portfolio to impose liquidity fees under certain circumstances. The ILR Fund is required to pass along to its investors any liquidity fee charged by the Money Market Portfolio on the same terms as imposed by the Money Market Portfolio. In addition, Money Market Fund Reform permits government money market funds (such as the U.S. Government Fund, Treasury Fund and Treasury Plus Fund), that are experiencing a gross negative yield as a result of negative interest rates, to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (through a reverse stock split) to maintain a stable net asset value per share, subject to certain Board determinations and disclosures to investors. Money Market Fund Reform, among other things, also imposes additional reporting requirements on money market funds. A Fund’s operations will be impacted as it comes into compliance with Money Market Fund Reform.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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